Delaware Group Equity Funds IV

Delaware Smid Cap Growth Fund

Supplement to the Fund’s Statutory Prospectus
dated July 29, 2022, as amended

Effective immediately, the following replaces the information in the section entitled “Fund summary – Delaware Smid Cap Growth Fund – What are the Fund’s principal investment strategies?”:

The Fund invests primarily in common stocks of growth-oriented companies that its investment manager, Delaware Management Company (Manager), believes have long-term capital appreciation potential and expect to grow faster than the US economy.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small- and mid-capitalization companies (80% policy). The Fund may invest in both domestic and foreign small- and mid-capitalization companies. For purposes of this Fund, small- and mid-market capitalization companies are those companies whose market capitalization is similar to the market capitalization of companies in the Russell 2500™ Growth Index. The index listed above is used for purposes of determining range and not for targeting portfolio management. As of June 30, 2022, the Russell 2500 Growth Index had a market capitalization range between $9.6 million and $39.0 billion. The market capitalization range for the Russell 2500 Growth Index will change on a periodic basis. A company’s market capitalization is determined based on its current market capitalization. Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. The Fund may invest in a limited number of stocks.

In selecting securities for the Fund, the Manager primarily emphasizes a bottom-up (researching individual issuers) approach and focuses on companies it believes have the potential for strong growth, increasing profitability, stable and sustainable revenue and earnings streams, attractive valuations and sound capital structures. The Manager may look at a number of factors in its consideration of a company, such as: new or innovative products or services; adaptive or creative management; strong financial and operational capabilities to sustain multi-year growth; stable and consistent revenue, earnings, and cash flow; strong balance sheet; market potential; and profit potential. Part of the Manager’s investment process also includes a review of the macroeconomic environment, with a focus on factors such as interest rates, inflation, consumer confidence and corporate spending.

Generally, in determining whether to sell a security, the Manager considers many factors, including what it believes to be excessive valuation given company growth prospects, deterioration of fundamentals, weak cash flow to support shareholder returns, and unexpected and poorly explained management changes. The Manager also may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

The Manager may use futures and options to seek to protect unrealized gains in the Fund’s portfolio when the Manager anticipates adverse conditions; to neutralize the effect of any price declines, without selling a security; and to gain exposure to a particular market segment without purchasing individual securities in that segment.

The Manager may permit its affiliates, Macquarie Funds Management Hong Kong Limited (MFMHKL) and Macquarie Investment Management Global Limited (MIMGL), to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

The Fund’s 80% policy is nonfundamental and may be changed without shareholder approval. Fund shareholders would be given at least 60 days’ notice prior to any such change.

Effective immediately, the following replaces the information in the section entitled “Fund summary – Delaware Smid Cap Growth Fund – Who manages the Fund? – Investment manager”:

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio manager	Title with Delaware Management Company	Start date on the Fund
Kimberly A. Scott	Managing Director, Senior Portfolio Manager	December 2022
Nathan A. Brown	Managing Director, Senior Portfolio Manager	December 2022
Bradley P. Halverson	Managing Director, Senior Portfolio Manager	December 2022

Effective immediately, the following replaces the information in the section entitled "How we manage the Fund – Our principal investment strategies":

The Manager researches individual companies and analyzes economic and market conditions, seeking to identify the securities or market sectors that it believes are the best investments for the Fund. The following are descriptions of how the Manager pursues the Fund's investment objective.

The Fund seeks long-term capital appreciation. The Fund invests primarily in common stocks and generally focuses on small- to mid-sized companies that address large market opportunities.

The Manager primarily emphasizes a bottom-up (researching individual issuers) approach in its selection of securities for the Fund, and focuses on companies it believes have the potential for strong growth, increasing profitability, stable and sustainable revenue and earnings streams, attractive valuations and sound capital structures. The Manager may look at a number of factors in its consideration of a company, such as: new or innovative products or services; adaptive or creative management; strong financial and operational capabilities to sustain multi-year growth; stable and consistent revenue, earnings, and cash flow; strong balance sheet; market potential; and profit potential. Other desired characteristics may include a leading market position, the active involvement of the founder or entrepreneur, management that is strong and demonstrates commitment to stakeholders, and a high gross margin and return on equity with low debt. The Manager also may consider a company’s dividend yield. Part of the Manager’s investment process includes a review of the macroeconomic environment, with a focus on factors such as interest rates, inflation, consumer confidence and corporate spending.

The Manager may permit its affiliates, MFMHKL and MIMGL, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

The Fund's investment objective is nonfundamental. This means that the Fund's Board may change the objective without obtaining shareholder approval. If the objective were changed, the Fund would notify shareholders at least 60 days before the change became effective.

Effective immediately, the following replaces the information in the section entitled "Who manages the Fund – Portfolio managers":

Kimberly A. Scott, Nathan A. Brown, and Bradley P. Halverson are primarily responsible for making day-to-day investment decisions for the Fund.

Kimberly A. Scott, CFA Managing Director, Senior Portfolio Manager
Kimberly A. Scott is a Senior Portfolio Manager for Ivy Investments, now part of Macquarie Asset Management’s Delaware Management Company. She joined Macquarie Asset Management as part of the firm’s April 30, 2021 acquisition (Transaction) of the investment management business of Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company (IICO), the former investment advisor of the Transaction Funds. She had served as a portfolio manager for investment companies managed by IICO (or its affiliates) since February 2001. She served as an investment analyst with IICO from April 1999 to February 2001. She joined IICO in April 1999. She earned a bachelor's degree in microbiology from the University of Kansas and holds an MBA from the University of Cincinnati.

Nathan A. Brown, CFA Managing Director, Senior Portfolio Manager
Nathan A. Brown is a Senior Portfolio Manager for Ivy Investments, now part of Macquarie Asset Management’s Delaware Management Company. He joined Macquarie Asset Management as part of the firm’s April 30, 2021 acquisition (Transaction) of the investment management business of Waddell & Reed Financial, Inc., the parent company of IICO, the former investment advisor of the Transaction Funds. He joined IICO in June 2003 as an investment analyst. He was appointed assistant vice president in January 2010 and had served as an assistant portfolio manager for investment companies managed by IICO (or its affiliates) since February 2011. He took on portfolio management responsibilities in 2014. He earned a bachelor's degree in finance from the University of Iowa and holds an MBA with an emphasis in finance and accounting from Vanderbilt University.

Bradley P. Halverson, CFA Managing Director, Senior Portfolio Manager
Bradley P. Halverson is a Senior Portfolio Manager for Ivy Investments, now part of Macquarie Asset Management’s Delaware Management Company. He joined Macquarie Asset Management as part of the firm’s April 30, 2021 acquisition (Transaction) of the investment management business of Waddell & Reed Financial, Inc., the parent company of IICO, the former investment advisor of the Transaction Funds. He joined IICO in 2008 as an investment analyst on the small-capitalization growth team and took on portfolio management responsibilities in 2016. He earned a bachelor's degree and a master's degree in accounting from Brigham Young University and an MBA with an emphasis in finance and corporate strategy from the University of Michigan.

The SAI provides additional information about the portfolio managers' compensation and other accounts managed by the portfolio managers.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated December 5, 2022.